UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2020

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street,	Suite 3000,	Cleveland,	Ohio	44114
(Address of principal executive offices)				(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote Security Holders.

On June 29, 2020, TransDigm Group Incorporated ("the Company") conducted its Annual Meeting of Stockholders. At the meeting, Messrs. David Barr, Mervin Dunn, Michael Graff, Sean Hennessy, W. Nicholas Howley, Raymond Laubenthal, Gary E. McCullough, Robert Small, John Staer and Kevin Stein and Ms. Michele Santana were re-elected as directors of the Company. In addition, the stockholders, in an advisory vote, approved the compensation paid by the Company to its named executive officers; ratified the Company’s selection of Ernst & Young LLP as its independent accountants for the fiscal year ending September 30, 2020; and did not approve the greenhouse gas emissions stockholder proposal. The details of the vote are set forth below:
Proposal 1 – Election of Directors:

	FOR	WITHHELD
David Barr	48,694,503	714,813
Mervin Dunn	35,388,087	14,021,229
Michael Graff	35,186,600	14,222,716
Sean Hennessy	36,649,801	12,759,515
W. Nicholas Howley	46,152,864	3,256,452
Raymond Laubenthal	49,219,489	189,827
Gary E. McCullough	48,685,879	723,437
Michele Santana	48,655,646	753,670
Robert Small	36,963,844	12,445,472
John Staer	48,693,600	715,716
Kevin Stein	49,161,541	247,775
Proposal 2 – To conduct an advisory vote on compensation paid to the Company’s named executive officers:

FOR	32,694,219
AGAINST	16,684,559
ABSTAIN	30,538
BROKER NON-VOTES	1,531,934
Proposal 3 – To ratify the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending September 30, 2020:

FOR	50,508,844
AGAINST	425,394
ABSTAIN	7,012
Proposal 4 – To adopt greenhouse gas emissions reduction targets:

FOR	22,221,226
AGAINST	27,097,297
ABSTAIN	90,793
BROKER NON-VOTES	1,531,934
No other matters were brought before stockholders for a vote at the meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By	/s/ Halle Fine Terrion
Halle Fine Terrion
General Counsel, Chief Compliance Officer and Secretary

Date: June 29, 2020